UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: August 27, 2010

ImmunoCellular Therapeutics, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	33-17264-NY	93-1301885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21900 Burbank, 3rd Floor Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 992-2907

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 27, 2010, ImmunoCellular Therapeutics, Ltd., a Delaware corporation (the “Company”), was advised that the Roche Group would not be exercising their option to acquire a license to the Company’s ICT-69 monoclonal antibody. The Company granted the Roche Group this option pursuant to a research and license agreement entered into by the parties in September 2009. The Company’s ICT-69 monoclonal antibody program is not related to the Company’s ICT-107 cancer vaccine program, and the Roche Group’s decision to not exercise its option does not affect the Company’s plans to or timing for the initiation of its previously announced Phase II clinical trial for ICT-107.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 2, 2010	By:	/S/ MANISH SINGH
	Name:	Manish Singh, Ph.D.
	Title:	President and Chief Executive Officer

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